                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 31, 2001




                               TRANSMONTAIGNE INC.
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)


                                    Delaware
                      -------------------------------------
                 (State or other jurisdiction of incorporation)

                        Commission File Number 001-11763

                           IRS Employer No. 06-1052062



                             370 Seventeenth Street
                                   Suite 2750
                                Denver, CO 80202
                      ------------------------------------
          (Address, including zip code of principal executive offices)

                                  303-626-8200
                      -------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 31, 2001, TransMontaigne Inc. ("TransMontaigne"), completed the sale of the NORCO refined petroleum products pipeline system and related terminals ("NORCO") to subsidiary partnerships of Buckeye Partners, L.P. (NYSE:BPL) for cash consideration of approximately $62,000,000. The assets were owned by subsidiaries of TransMontaigne, and include a 482-mile refined petroleum products pipeline from Hartsdale, Indiana west to Fort Madison, Iowa and east to Toledo, Ohio, and seven related products storage terminals. The proceeds from the sale were used to further reduce long-term debt.

The sales price was established in arms-length negotiation between the managements of TransMontaigne and Buckeye Partners, L.P. The Facilities Sale Agreement dated July 31, 2001, is included herein as Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



(a) Not Applicable

(b) Condensed Pro Forma Financial Information

     Introduction.............................................................4
     Condensed Pro Forma Balance Sheet,
        March 31, 2001 (Unaudited)............................................5
     Condensed Pro Forma Statement of Operations,
        Nine Months Ended March 31, 2001 (Unaudited)..........................6
     Condensed Pro Forma Statement of Operations,
        Year Ended June 30, 2000 (Unaudited)..................................7
     Notes to Condensed Pro Forma Financial
         Statements (Unaudited)...............................................8

(c) Exhibits..................................................................9

ITEM 7(b) CONDENSED PRO FORMA FINANCIAL INFORMATION


INTRODUCTION

On July 31, 2001, TransMontaigne Inc. ("TransMontaigne"), completed the sale of the NORCO refined petroleum products pipeline system and related terminals ("NORCO") to subsidiary partnerships of Buckeye Partners, L.P. (NYSE:BPL) for cash consideration of approximately $62,000,000. The assets were owned by subsidiaries of TransMontaigne, and include a 482-mile refined petroleum products pipeline from Hartsdale, Indiana west to Fort Madison, Iowa and east to Toledo, Ohio, and seven related products storage terminals. The proceeds from the sale were used to further reduce long-term debt.

The accompanying unaudited condensed pro forma balance sheet as of the end of the most recent period for which a consolidated balance sheet is required, March 31, 2001, includes pro forma adjustments to give effect to the disposition of assets and the use of proceeds there from to reduce long-term debt as though it had occurred as of March 31, 2001.

The accompanying unaudited condensed pro forma statements of operations for the nine months ended March 31, 2001 and the year ended June 30, 2000 assume that NORCO was disposed of as of July 1, 1999 and eliminates the historical results of operations of NORCO from the historical results of operations of TransMontaigne for the nine months ended March 31, 2001 and the year ended June 30, 2000, and the interest expense related to the long-term debt that was repaid with the proceeds.

The accompanying pro forma information should be read in conjunction with the related historical financial information and is not necessarily indicative of the results that would actually have occurred had this transaction been consummated on the dates or for the periods indicated, or which may occur in the future.

TransMontaigne Inc. and Subsidiaries
Condensed Pro Forma Balance Sheet
March 31, 2001 (Unaudited)
(In thousands)

                                                                  Condensed                Pro Forma                 Condensed
Assets                                                            historical              Adjustments                Pro Forma
------                                                           ---------------        -----------------        ------------------
Current assets:
     Cash and cash equivalents                                        $  14,842                                             14,842
     Trade accounts receivable, net                                     114,043                                            114,043
     Inventories                                                        185,049                                            185,049
     Assets from price risk management activities                        36,432                                             36,432
     Prepaid expenses and other                                           6,597                                              6,597
                                                                 ---------------        -----------------        ------------------
                                                                        356,963                        -                   356,963
                                                                 ---------------        -----------------        ------------------

Property, plant and equipment:
     Land                                                                15,778                   (1,252)(1)                14,526
     Plant and equipment                                                351,087                  (57,938)(1)               293,149
     Accumulated depreciation                                           (52,423)                   8,798 (1)               (43,625)
                                                                 ---------------        -----------------        ------------------
                                                                        314,442                  (50,392)                  264,050
                                                                 ---------------        -----------------        ------------------

Investments and other assets:
     Investments in petroleum related assets                             47,723                                             47,723
     Deferred tax assets, net                                            17,751                                             17,751
     Deferred debt issuance costs, net                                    8,132                                              8,132
     Other assets, net                                                    1,024                                              1,024
                                                                 ---------------        -----------------        ------------------
                                                                         74,630                        -                    74,630
                                                                 ---------------        -----------------        ------------------

                                                                      $ 746,035                  (50,392)                  695,643
                                                                 ===============        =================        ==================


Liabilities and Stockholders' Equity
Current liabilities:
     Trade accounts payable                                            $ 67,935                                             67,935
     Inventory due under exchange agreements                             72,575                                             72,575
     Liabilities from price risk management activities                   15,551                                             15,551
     Excise taxes payable                                                41,517                                             41,517
     Other accrued liabilities                                           10,380                                             10,380
     Current portion of long-term debt                                    2,370                                              2,370
                                                                 ---------------        -----------------        ------------------
                                                                        210,328                        -                   210,328
                                                                 ---------------        -----------------        ------------------

Long-term debt, less current portion                                    202,849                  (62,000)(1)               140,849

Stockholders' equity:
     Preferred Stock                                                    172,454                                            172,454
     Common Stock                                                           317                                                317
     Capital in excess of par value                                     205,014                                            205,014
     Unearned compensation                                               (2,877)                                            (2,877)
     Accumulated deficit                                                (42,050)                  11,608 (1)               (30,442)
                                                                 ---------------        -----------------        ------------------
                                                                        332,858                   11,608                   344,466
                                                                 ---------------        -----------------        ------------------

                                                                      $ 746,035                  (50,392)                  695,643
                                                                 ===============        =================        ==================

See accompanying notes to condensed pro forma financial statements.

TransMontaigne Inc. and Subsidiaries
Condensed Pro Forma Statement of Operations
Nine Months Ended March 31, 2001 (Unaudited)
(In thousands, except per share amounts)

                                                                       Less Norco      Pro Forma Adjustments
                                                     TransMontaigne    Sold Assets  --------------------------    TransMontaigne
                                                       historical      historical       Debit         Credit         Pro Forma
                                                    --------------    -----------   ------------   -----------   ----------------
Revenues                                               $ 3,782,830        12,661                                       3,770,169

Cost and expenses:
     Product costs                                       3,696,391             -                                       3,696,391
     Direct operating expenses                              26,842         6,499                                          20,343
     Selling, general and administrative                    24,496           500                                          23,996
     Depreciation and amortization                          14,595         2,271                                          12,324
                                                     --------------   -----------   ------------   -----------   ----------------
                                                         3,762,324         9,270              -             -          3,753,054
                                                     --------------   -----------   ------------   -----------   ----------------

              Operating income                              20,506         3,391              -             -             17,115

Other income (expenses):
     Dividend income from and equity in earnings
         of petroleum related investments                    2,505             -                                           2,505
     Interest income                                         1,537             -                                           1,537
     Interest expense                                      (13,647)            -                        3,906 (2)         (9,741)
     Other financing income                                    466             -                                             466
     Amortization of deferred debt issuance cost            (3,891)            -                                          (3,891)
     Unrealized loss on interest rate swap                  (3,491)            -                                          (3,491)
     Gain on disposition of assets                               8             -                                               8
                                                     --------------   -----------   ------------   -----------   ----------------
                                                           (16,513)            -              -         3,906            (12,607)
                                                     --------------   -----------   ------------   -----------   ----------------

              Earnings before income taxes                   3,993         3,391              -         3,906              4,508

Income tax expense                                          (1,517)            -           (196) (3)                      (1,713)
                                                     --------------   -----------   ------------   -----------   ----------------

              Net earnings (loss)                            2,476         3,391           (196)        3,906              2,796

Preferred stock dividends                                   (6,592)            -              -             -             (6,592)
                                                     --------------   -----------   ------------   -----------   ----------------

              Net earnings (loss) attributable to
                   common stockholders                 $    (4,116)        3,391           (196)        3,906             (3,796)
                                                     ==============   ===========   ============   ===========   ================

Weighted average common shares outstanding:
              Basic                                         31,342                                                        31,342
                                                     ==============                                              ================
              Diluted                                       31,342                                                        31,342
                                                     ==============                                              ================

Loss per common share:
              Basic                                    $     (0.13)                                                      $ (0.12)
                                                     ==============                                              ================
              Diluted                                  $     (0.13)                                                      $ (0.12)
                                                     ==============                                              ================

See accompanying notes to condensed pro forma financial statements.

TransMontaigne Inc. and Subsidiaries
Condensed Pro Forma Statement of Operations
Year Ended June 30, 2000 (Unaudited)
(In thousands, except per share amounts)

                                                                        Less Norco      Pro Forma Adjustments
                                                     TransMontaigne     Sold Assets   --------------------------   TransMontaigne
                                                       historical       historical       Debit        Credit          Pro Forma
                                                    ---------------    ------------   -----------   ------------  ---------------
Revenues                                               $ 5,071,354          17,548                                     5,053,806

Cost and expenses:
     Product costs                                       4,956,223               -                                     4,956,223
     Direct operating expenses                              57,817           8,771                                        49,046
     Selling, general and administrative                    25,397             647                                        24,750
     Impairment of long lived assets                        50,136               -                                        50,136
     Depreciation and amortization                          22,344           2,655                                        19,689
                                                    ---------------    ------------   -----------   ------------  ---------------
                                                         5,111,917          12,073             -              -        5,099,844
                                                    ---------------    ------------   -----------   ------------  ---------------

              Operating income                             (40,563)          5,475             -              -          (46,038)

Other income (expenses):
     Interest and dividend income                            4,009               -                                         4,009
     Interest expense                                      (27,472)              -                        6,076 (2)      (21,396)
     Other financing income                                 (8,568)              -                                        (8,568)
     Gain on interest rate swap                              1,560               -                                         1,560
     Gain on disposition of assets                          13,930               -                                        13,930
                                                    ---------------    ------------   -----------   ------------  ---------------
                                                           (16,541)              -             -          6,076          (10,465)
                                                    ---------------    ------------   -----------   ------------  ---------------

              Earnings (loss) before income taxes          (57,104)          5,475             -          6,076          (56,503)

Income tax (expense) benefit                                19,167               -          (228) (3)          -           18,939
                                                    ---------------    ------------   -----------   ------------  ---------------

              Net earnings (loss)                          (37,937)          5,475          (228)          6,076          (37,565)

Preferred stock dividends                                   (8,506)              -             -              -           (8,506)
                                                    ---------------    ------------   -----------   ------------  ---------------

              Net earnings (loss) attributable to
                   common stockholders                 $   (46,443)          5,475          (228)          6,076          (46,071)
                                                    ===============    ============   ===========   ============  ===============

Weighted average common shares outstanding:
              Basic                                         30,599                                                        30,599
                                                    ===============                                               ===============
              Diluted                                       30,599                                                        30,599
                                                    ===============                                               ===============

Loss per common share:
              Basic                                    $     (1.52)                                                      $ (1.51)
                                                    ===============                                               ===============
              Diluted                                  $     (1.52)                                                      $ (1.51)
                                                    ===============                                               ===============

See accompanying notes to condensed pro forma financial statements.

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Notes to Condensed Pro Forma Financial Statements


BASIS OF PRESENTATION

On July 31, 2001, TransMontaigne Inc. ("TransMontaigne"), completed the sale of the NORCO refined petroleum products pipeline system and related terminals ("NORCO") to subsidiary partnerships of Buckeye Partners, L.P. (NYSE:BPL) for cash consideration of approximately $62,000,000. The assets were owned by subsidiaries of TransMontaigne, and include a 482-mile refined petroleum products pipeline from Hartsdale, Indiana west to Fort Madison, Iowa and east to Toledo, Ohio, and seven related products storage terminals. The proceeds from the sale were used to further reduce long-term debt.

The condensed pro forma balance sheet includes pro forma adjustments to give effect to the disposition and the receipt of the proceeds as of March 31, 2001. The condensed pro forma statements of operations eliminates the historical results of revenue and expenses of NORCO for the respective periods presented and adjustments for the pro forma effect of the disposition.


PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made to the condensed balance sheet of TransMontaigne at March 31, 2001 and to the condensed statements of operations for the nine months ended March 31, 2001 and the year ended June 30, 2000:

1. To record the receipt of proceeds from the sale of NORCO and reduction of long-term debt.
2. To adjust interest expense for the nine months ended March 31, 2001 and for the year ended June 30, 2000 to reflect the use of proceeds to reduce long-term debt.
3. To record the income tax effects of the elimination of NORCO historical results and the pro forma adjustments at an assumed effective income tax rate of 38%.

ITEM 7(c) EXHIBITS

         Exhibit No.       Description
         -----------       -----------

         2.1 Facilities Sale Agreement by and among TransMontaigne Inc., TransMontaigne Pipeline Inc., TransMontaigne Terminaling Inc. and NORCO Pipeline Company, LLC and Buckeye Terminals, LLC dated July 31, 2001.




SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    15 August 2001                     TRANSMONTAIGNE INC.
         --------------


                                            By:  /s/ Donald H. Anderson
                                               ----------------------------
                                                 Donald H. Anderson
                                                 President